Investor Presentation Leading Home Health Care & Hospice March 2011 Exhibit 99.1

Leading Home Health & Hospice
Forward-looking statements
This presentation may include forward-looking statements as defined by the
Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and assumptions about our business that are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those described in this presentation. You should not rely on forward-looking statements as a prediction of future events.
Additional information regarding factors that could cause actual results to differ materially from those discussed in any forward-looking statements are described in reports and registration statements we file with the SEC, including our Annual
Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and
Current Reports on Form 8-K, copies of which are available on the Amedisys internet website http://www.amedisys.com or by contacting the Amedisys Investor
Relations department at (800) 467-2662.
We disclaim any obligation to update any forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based except as required by law.
2
www.amedisys.com
NASDAQ: AMED
We encourage everyone to visit the
Investors Section of our website at
www.amedisys.com, where we
have posted additional important
information such as press releases,
profiles concerning our business
and clinical operations and control
processes, and SEC filings.
We intend to use our website to
expedite public access to time-
critical information regarding the
Company in advance of or in lieu of
distributing a press release or a
filing with the SEC disclosing the
same information.

Leading Home Health & Hospice
91%
9%
Home Health Hospice
Company overview

3
• Founded in 1982, publicly listed 1994
• 553 locations in 45 states
• Leading provider of home health services
- Services include skilled nursing and therapy
services
• Growing hospice business
• 95% of Home Health revenue is episodic
based (both Medicare & non-Medicare)
16,300 employees
Home Health Division:
-Total admits. and recerts. in 2010 ~ 502,000
-9.1 million visits in 2010
Hospice Division:
- Average daily census = 2,880
- Average length of stay = 87 days
2011 revenue guidance = $1.65 billion

1 For the year ended December 31, 2010
2 Provided as of the date of our Form 8-K filed with the Securities and Exchange Commission on February 22, 2011.
Stats
Revenue Mix

Leading Home Health & Hospice
Management team
William F. Borne, Chairman and CEO
Founder and CEO since 1982
28 years leading the industry
Michael D. Snow, Chief Operating Officer
30 years leading health care operations
Wellmont, HealthSouth, HCA
Tim Barfield, Chief Development Officer
15 years of corporate development experience
Gov. Bobby Jindal , Vinson & Elkins, The Shaw Group
Dale E. Redman, CPA, Chief Financial Officer
34 years of senior level financial experience
Winward Capital, United Companies Financial

Jeffrey D. Jeter, Chief Compliance Officer
14 years of health care law and compliance expertise
Former Medicaid prosecutor,  LA AG for DOJ
Michael O. Fleming, Chief Medical Officer
29 years as a family physician
Former President of AAFP, first industry CMO
G. Patrick Thompson, Chief Information Officer
23 years of corporate administration experience
Arthur Andersen, Turner Industries, The Shaw Group
David R. Bucey, General Counsel
24 years of experience in corporate law
Coca-Cola Company, McKenna Long & Aldridge

Leading Home Health & Hospice Agency Locations 5 486 - Home Health locations 67 - Hospice locations

Leading Home Health & Hospice
Home Health Division

• Industry leader
– Strong national footprint – 486 locations across 45 states as of December 31, 2010
– $356 million revenue in 4Q 2010
• Strong clinical quality
• Experienced divisional leadership
• World-class technology platform
• Well positioned to capitalize
on organic and consolidation
opportunities

Leading Home Health & Hospice
Hospice Division

• 67 locations across 20 states as of December 31
– $38 million revenue in 4Q 2010
• Operational efficiencies drive strong margins
• Quality care drives referral growth
• Partnered with the country’s largest and leading Home Health company
– Offering comprehensive
continuum of at-home care
– Collective resources to drive
operational and clinical
excellence
– Cross referral opportunities
to drive growth

Medicare Reimbursement

$70
$60
$50
$40
$30
$20
$10
$-
$ in Billions
2009-2019
CAGR
Home Health 9.35%
Hospice 5.40%
$13
$13
$14
$15
$15
$16
$17
$18
$19
$20
$22
$18
$20
$21
$23
$25
$28
$31
$33
$37
$40
$44
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
Home Health
Hospice

Amedisys

Leading Home Health & Hospice Medicare market size 8 Source: Congressional Budget Office baseline reports (Home health figures from 2010 report, Hospice figures from 2009 report)

Leading Home Health & Hospice
Value Proposition
• Home Health is the lowest total cost, lowest daily cost, and provides care over the longest period of time

*Source: National Association for Home Health & Hospice, Medpac June 2010 Data Book
Hospital SNF Home Health
Average Cost of Stay $28,191 $14,688 $5,293
Average Length of Stay 4.9 days 27 days 106 days
Per Diem Cost $5,765 $544 $50

Leading Home Health & Hospice Our Long Term Operating Tenets 10

Clinical Excellence
Growth
Efficiency

Amedisys vs. Footprint – Outcomes December 2009

% of Patients
100
90
80
70
60
50
40
30
20
10
0
52
44
55
50
61
43
72
61
71
62
50
40
67
55
32
31
23
23
66
65
1
1
87
82
Impr. in Ambulation
Impr. in Transferring
Impr. in Urinary Incont.
Impr. in Pain
Impr. in Bathing
Impr. in Mgmt. of Oral Meds
Impr. in Dyspnea
Acute Care Hosp.1
Emergent Care 1
Discharge to Comm.
Emerg. Care New Wound 1
Impr. of Surgical Wounds
Amedisys
Footprint

Leading Home Health & Hospice Focus on Clinical Outcomes 11 • Exceeded or met 11 out of 12 outcomes vs. footprint 1 Lower % is better Source: Medicare

Clinical Excellence
Growth
Efficiency

Improve Patient Outcome -
Reduce ER &
Hospitalization

Amedisys

Leading Home Health & Hospice Industry Based Best Practice Quality Care Initiatives 12 Care Transition Encore/Telehealth Care Team Conference Research & Development Nurse Practitioners

Leading Home Health & Hospice
3%
6%
15%
12%
0%
5%
10%
15%
20%
2009 2010
Same Store Episodic-Based
Admission Growth
1
Home Health Hospice
Growth - Organic

• Care transition coordinators
• Professional sales force / Mercury Doc
• Specialty programs
• Health system & hospital partnerships
• Clinical outcomes
• Duke School of Medicine’s Institute on Care at the End of Life
1
Same store episodic-based admission growth is the percent increase in our same store episodic-based admissions for the period as a percent of the same store episodic-based admissions of the prior period.

Leading Home Health & Hospice
Consolidation Opportunities

• Home health and hospice industries are highly fragmented
– 10,500 home health provider numbers
– 3,400 hospice provider numbers
– Most are single-site, small, local or regional providers
• Small market share of publicly traded companies
– Account for 15% of home health Medicare revenue market
– Account for 12.5% of hospice Medicare revenue market
• Focus
– CON markets, footprint expansion, market depth, hospital system joint ventures
– Hospice geographic expansion into Amedisys home health markets and market depth
– Revenue diversification strategies and care management expansion opportunities
• Positioned well for increase in opportunities expected in 2011

Leading Home Health & Hospice
Efficiency

• Flexible Labor Structure
– Pay per visit structure
– Response  to volume fluctuations
• Infrastructure Investment
– Upgraded accounting and HR system to Peoplesoft
• More back office efficiency
• Greater scalability
– Field computer refresh
• Enhanced field wireless communication
• Access to clinical support
– Continued investment in state-of-the-art operating system
– Hospice point of care in 2011

Clinical Excellence
Growth
Efficiency

Home Health Cost per Visit
Hospice Cost per Day
$83.00
$82.50
$82.00
$81.50
$81.00
$80.50
$74.50
$74.00
$73.50
$73.00
$72.50
$72.00
$71.50
$71.00
$70.50
1Q10
2Q10
3Q10
4Q10
Home Health Cost per Visit
Hospice Cost per Day

Leading Home Health & Hospice
Efficiency

Cost of Revenue
• Pay per visit focus
• Reduction in overtime
• Weekly visit metrics
Field Overhead
• Streamline management infrastructure
• Closures/Mergers
Hospice
• Reduced pharma costs
1 Fourth quarter figure adjusted for holiday pay

Leading Home Health & Hospice
Industry Challenges/Opportunities
• Regulatory focus on industry and Amedisys
– Senate Finance Committee inquiry of public companies
– Securities Exchange Commission investigation of public
companies
– Department of Justice investigation

• Home health reimbursement challenges
– 2011 reduction of 5.2%
– Proposed 2012 reduction of ~2.9%
– Rebasing
– Face-to-face
– Therapy reassessments
• Home health Opportunities
– Growth demographics
– Moving to lower cost setting
– Focus on outcomes
– Value based performance
• Hospice outlook
– Stable reimbursement
– Face-to-face

Leading Home Health & Hospice
Investment Rationale
• Solid industry growth rate
• Deploy technology
• Clinical quality and innovation
• Low cost setting in high cost healthcare industry
• Scalable infrastructure
• Expected industry consolidation
• Strong liquidity and capital position

Tremendous
Opportunities

Leading Home Health & Hospice Financial Review 19 * * * * * * * * * * *

Revenue (in Millions)
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$-
EPS
2004
2005
2006
2007
2008
2009
2010
2011
Revenue
Projected Revenue
EPS
Projected EPS

Amedisys

Leading Home Health & Hospice Financial highlights 20

Leading Home Health & Hospice

Summary financial results
($ in millions, except per share data)
2009 2010 4Q09 4Q10
Net revenue $1,513.5 $1,634.3 $405.5 $394.3
Period-over-period growth 27.5% 8.0% 19.2% (2.8%)
Gross margin 789.0 813.9 208.1 193.5
Percent of revenue 52.1% 49.8% 51.3% 49.1%
CFFO 247.7 206.3 28.7 33.7
Adjusted EBITDA¹
261.8 242.0 71.3 54.8
Percent of revenue 17.3% 14.8% 17.6% 13.9%
Adjusted Fully-diluted EPS
2
$4.89 $4.29 $1.35 $0.95
1
Adjusted EBITDA is defined as net income attributable to Amedisys, Inc. before provision for income taxes, net interest (income) expense, and depreciation and amortization plus certain adjustments (i.e Certain items incurred in 2010 which are detailed in our Form 8-K filed with the Securities and Exchange Commission on February 22, 2011). Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of adjusted EBITDA may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.
2
Adjusted diluted earnings per share is defined as diluted earnings per share plus the earnings per share effect of certain adjustments (i.e. Certain items incurred in 2010 which are detaile
d in our Form 8-K filed with the Securities and Exchange Commission on February 22, 2011). Adjusted diluted earnings per share should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of adjusted diluted earnings per share may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.

Leading Home Health & Hospice

Summary performance results
2009 2010 4Q09 4Q10
Agencies at period end 586 553 586 553
Period-over-period growth 11.0% (5.6%) 11.0% (5.6%)
Total visits 8,702,146 9,065,549 2,261,121 2,184,880
Period-over-period growth 24.2% 4.2% 13.5% (3.4%)
Episodic-based admissions 231,782 253,763 59,694 61,937
Period-over-period growth 16.3% 9.5% 11.1% 3.8%
Episodic-based completed
episodes
411,975 424,988 108,360 105,475
Period-over-period growth 17.0% 3.2% 9.9% (2.7%)
Episodic-based revenue per
episode
$3,166 $3,311 $3,260 $3,294
Period-over-period growth 10.9% 4.6% 9.7% 1.0%

Leading Home Health & Hospice

Summary balance sheet
Dec. 31, 2009 Dec. 31, 2010
Assets
Cash $      34.5 $      120.3
Accounts Receivable, Net 150.3 141.5
Property and Equipment 91.9 138.6
Goodwill 786.9 791.4
Other 108.8 108.0
Total Assets $ 1,172.4 $ 1,299.8
Liabilities and Equity
Debt $    215.2 $    181.9
All Other Liabilities 220.9 238.2
Equity 736.3 879.7
Total Liabilities and Equity $ 1,172.4 $ 1,299.8
Leverage Ratio
Leverage Ratio, Net of Cash
0.8x
0.7x
0.8x
0.3x

3/31/06
6/30/06
9/30/06
12/31/06
3/31/07
6/30/07
9/30/07
12/31/07
3/31/08
6/30/08
9/30/08
12/31/08
3/31/09
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10
9/30/10
12/31/2010

Amedisys

Leading Home Health & Hospice
47.7
43.7
53.3
46.8
39.1
39.6
43.3
45.2
45.0
46.8
51.0
47.2
40.4
36.9
33.2 33.9
32.6
32.5
30.8
32.8
25.0
30.0
35.0
40.0
45.0
50.0
55.0
DSO - Net
(2)

Days revenue outstanding (DSO)
(1) Our calculation of days revenue outstanding, net at March 31, 2008 is derived by dividing our ending net patient accounts receivable (i.e. net of estimated revenue adjustments, allowance for doubtful accounts and excluding the patient accounts receivable assumed in the TLC Health Care Services, Inc. (“TLC”) and Family Home Health Care, Inc. & Comprehensive Home Healthcare Services, Inc. (“HMA”) acquisitions) by our average daily net patient revenue, excluding the results of TLC and HMA for the three-month period ended March 31, 2008.
(2) Our calculation of days revenue outstanding, net is derived by dividing our ending net patient accounts receivable (i.e. net of estimated revenue adjustments and allowance for doubtful accounts) by our average daily net patient revenue for the three-month period.
(1)

Leading Home Health & Hospice 25 Liquidity • Cash balance at 12/31/10 = $120M • Available line of credit (LOC): 12/31/10 = $235M • 2011 Estimated CFFO - Cap Ex = $110M - $120M

Leading Home Health & Hospice

Guidance
1
Calendar Year 2011
2
Net revenue: $1.60 - $1.65 billion
EPS: $3.00 - $3.30
Diluted shares
3
: 29.3 million
1 Guidance excludes the effects of any share repurchases, future acquisitions, any non-recurring costs that may be incurred during the year or the impact of any future
Medicare rate changes.
2 Provided as of the date of our Form 8-K filed with the Securities and Exchange Commission on February 22, 2011.
3 Without adjustment for any shares that may be repurchased under our Share Repurchase Program.

Leading Home Health & Hospice
Guidance

•
First quarter will see a significant
sequential decline from the 95 cent run rate in
the 4
th
quarter
– 5.2% rate cut will negatively impact quarter by  25 to 30 cents
– $1.2 million impact in January due to bad weather
– March leadership meeting will negatively impact quarter
– Negative impact from increased payroll taxes
– Weak volume in January and February followed by very strong March volume that will carry over into second quarter
• Remaining quarters will look similar in step up to 2009

Leading Home Health & Hospice
Summary

Tremendous
Opportunities
• Solid industry growth rate
• Deploy technology
• Clinical quality and innovation
• Low cost setting in high cost healthcare industry
• Scalable infrastructure
• Expected industry consolidation
• Strong liquidity and capital position

Leading Home Health & Hospice
Key references

Open Letter to Shareholders:
http://www.amedisys.com/pdf/Letter_to_Shareholders.pdf
Wyatt Matas Report: (upon request)
kevin.leblanc@amedisys.com
Avalere Study:
http://www.amedisys.com/pdf/avalere_results_051109.pdf

Leading Home Health & Hospice
Contact information
Kevin B. LeBlanc
Director of Investor Relations
Amedisys, Inc.
5959 S. Sherwood Forest Boulevard
Baton Rouge, LA 70816
Office: 225.292.2031
Fax: 225.295.9653
kevin.leblanc@amedisys.com